Reserves	12 Months Ended
Dec. 31, 2024
Reserves [Abstract]
RESERVES
27.	RESERVES

The amounts of the Group’s reserves and the movements therein for the current and prior years are presented in the consolidated statement of changes in equity on pages F-6 and F-8 of the financial statements.

The capital, warrant and other reserves mainly represented certain adjustments to equity arising from the Capital Reorganization (note 26), and outstanding Class A Warrants classified as equity measured at fair value upon initial recognition and not subsequently remeasured.

As at December 31, 2024, Class A Warrants with a carrying amount of approximately US$3,085,077 (2023: $3,118,496) were held by a shareholder with significant influence over the Company and key management personnel of the Company.